FAT BRANDS

FRESH. AUTHENTIC. TASTY.

INVESTOR PRESENTATION

JUNE 6, 2023

FATBURGER

Buffalo's WORLD FAMOUS WINGS

HURRICANE GRILL & WINGS

Johnny Rockets

ROUND TABLE PIZZA ROYALTY

ELEVATION BURGER

HOT DOG ON A STICK

TWIN PEAKS

YALLA mediterranean

PRETZELMAKER

Marble SLAB CREAMERY

native grill wings

PONDEROSA STEAKHOUSE

BONANZA STEAKHOUSE

FAZOLI'S

GREAT AMERICAN cookies


ROUND TABLE
PIZZA ROYALTY
GREAT AMERICAN
WITH A TWIST!

LEGAL DISCLAIMER

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial performance and growth of the Company, the Company's ability to open stores in the development pipeline, and the Company's ability to conduct future accretive and successful acquisitions and integrate acquired brands. Forward-looking statements reflect the Company's expectations concerning the future and are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic. These risks, uncertainties and contingencies are difficult to predict and beyond our control, and could cause our actual results to differ materially from those expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, including our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this presentation. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this presentation.

COMPANY

OVERVIEW


Johnny
ROCKETS

FAT BRANDS IS A GLOBAL RESTAURANT FRANCHISING COMPANY

FAT Brands Inc. ("FAT Brands", or the "Company") is a leading multi-brand restaurant franchising company

- Public company (NASDAQ: FAT) that develops, acquires and markets quick-service, fast casual, casual dining and polished casual dining restaurant concepts
- Strategic focus on generating revenue through franchise fees and royalty streams via an asset-light model


Global Restaurant Franchising Company


Asset-Light Business Model


Growth Driven by Organic Measures and Synergistic Acquisitions


Opportunities to Eliminate Overhead by Consolidating Acquisitions onto FAT Platform


Proven History of Acquiring & Integrating Brands onto FAT Platform


Significant Management Team Depth and Expertise

Q1 2023 PLATFORM SNAPSHOT

FAT Brands Portfolio of Restaurants Continues to Expand and Has Global Reach

17 Brands	~2,300 Worldwide Locations(1)
40 Countries	48 U.S. States
~95% Franchised Locations	~80% Domestic Locations
750+ Franchise Partners	300+ Multi-Unit Franchise Partners
1,000+ Unit Development Pipeline	



FAT BRANDS FRESH. AUTHENTIC. TASTY.

Existing FAT Brands locations

(1) Includes open locations and locations under construction as of March 26, 2023.

DIVERSIFIED PORTFOLIO OF RESTAURANT CONCEPTS

Q1 2023 Systemwide Sales Breakdown by Category

26.6% Quick Service

- FAZOLI'S
- MARBLE SLAB CREAMERY
- GREAT AMERICAN COOKIES
- PRETZELMAKER

9.7% Casual Dining

- HURRICANE GRILL & WINGS
- PONDEROSA & BONANZA STEAKHOUSES
- BUFFALO'S CAFE
- NATIVE GRILL & WINGS


QSR
Polished Casual
Fast Casual

40.2% Fast Casual

- JOHNNY ROCKETS
- ROUND TABLE PIZZA
- FATBURGER
- HOT DOG ON A STICK
- ELEVATION BURGER

23.5% Polished Casual

- TWIN PEAKS

MANUFACTURING & PRODUCTION FACILITY

40,000 sq.ft. facility in Atlanta, GA, produces cookie batter and dry pretzel mix for franchisees

- Acquired facility as part of the GFG transaction
- Vertically integrated facility supplies Great American Cookies and Marble Slab Creamery franchisees with cookie dough, dry pretzel mix, and ancillary items
  - Manages entire supply chain from bulk ingredient ordering, to manufacturing and distribution
  - Produces over 9 million pounds of cookie dough batter per year and 3.5 million pounds of dry pretzel mix
- High profit margin business with ~60% excess capacity
- Actively pursuing strategic initiatives to increase throughput at the factory via (i) organic growth of Great American Cookies and Pretzelmaker brands and (ii) third-party contract manufacturing opportunities
- On May 25, 2022, announced the acquisition of franchised Nestle® Toll House® Café by Chip® locations which will further increase utilization of the manufacturing and production facility as these locations re-brand to Great American Cookies



Factory Revenues
$8,179k
$9,165k
$8,570k
$7,839k
$8,916k
Q1
Q2
Q3
Q4
FY 2022
FY 2023

GREAT AMERICAN cookies MFG.

PLATFORM BUILT FOR GROWTH

FAT Brands has developed a robust management and systems platform that supports the expansion of its existing brands while enabling the accretive acquisition and efficient integration of additional restaurant concepts


Public Relations
Staff Training
Site Selection
Digital & Media Strategy
Marketing & Advertising
Financial Planning
Supply Chain
Restaurant Design

Scalable platform affords FAT Brands the opportunity to synergistically incorporate new concepts with minimal incremental corporate overhead costs

PRUDENT ACQUISITION STRATEGY

Disciplined and selective approach to evaluate potential targets with a focus on brands with a proven track record of long-term, sustainable and profitable operating performance

- Fund acquisitions with a combination of cash-on-hand, proceeds from securitization vehicles and the equity capital markets

Tuck-In Acquisitions	Standalone High-Growth Acquisitions
• Similar to existing concept or category in the FAT portfolio • Leverage existing FAT infrastructure to realize cost synergies by eliminating redundant overhead • Franchise partners benefit from FAT's purchasing power	• High growth concepts with strong development pipelines • Management team remains in place to ensure continued success • At the time of acquisition, Twin Peaks and Fazoli's had a combined pipeline of ~200 units to be built which has since grown to over 250 units

Q3 2022

HIGHLIGHTS


FATBURGER

Q1 2023 HIGHLIGHTS


9.9% Sales Growth (1)
Q1 2023 v Q1 2022
System-Wide


4.3% SSS Growth (2)
Q1 2023 v Q1 2022
System-Wide


$555.0mm
System-Wide Sales
Q1 2023


41 New Store Openings
Q1 2023 (3)


$105.7mm Total Revenue
Q1 2023


$19.2mm Adj. EBITDA (4)
Q1 2023

(1) System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

(2) Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year.

(3) New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results.

(4) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

Q1 2023 VS. Q1 2022

Royalties



$20.9mm
$22.5mm
Q1 2022
Q1 2023

Revenue



$97.4mm
$105.7mm
Q1 2022
Q1 2023

Systemwide Sales



$504.9mm
$555.0mm
Q1 2022
Q1 2023

Adj. EBITDA (1)



$15.1mm
$19.2mm
Q1 2022
Q1 2023

(1) EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

2023 STRATEGIC FOCUS

Accelerate Build-Out of 1,000+ Unit New Store Pipeline $60mm of Potential EBITDA Growth

Maintain Strong Liquidity

Grow Factory Production to Utilize ~60% Excess Capacity via Expanded Organic Channels & 3rd Party Dough & Mix Manufacturing

Drive Adj. EBITDA Growth ~$10mm p.a. Incremental Growth from New Stores ~$5mm from Factory

Continue to Build Net Asset Value for Future Liquidity (Debt Reduction) Event

Realize Purchasing Savings from ~$600mm in Purchasing Power Effectively Reducing Costs

EXPERIENCED MANAGEMENT TEAM

Management Team

Ken J. Kuick | Co-CEO & Chief Financial Officer
Noodles & Company, VICI Properties, Caesars Entertainment

Rob Rosen | Co-CEO & Head of Debt Capital Markets
Black Diamond Capital Management, Fleet Bank, Kidder Peabody

Thayer Wiederhorn | Chief Operating Officer
10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Chief Development Officer
10+ years w/ Fog Cutter Capital and Fatburger

Mason Wiederhorn | Chief Brand Officer
10+ years w/ Fog Cutter Capital and Fatburger

Allen Sussman | Executive Vice President & General Counsel
Partner Loeb & Loeb LLP

Jenn Johnston | Chief Marketing Officer
Global Franchise Group, NexCen Franchise Management

Joe Hummel | CEO Twin Peaks, President Polished Casual Division
Twin Peaks, La Cima Restaurants, Hooters, Naturally Fresh

Jake Berchtold | COO Fast Casual Division
15+ years w/ Fatburger

Allison Lauenstein | President QSR Division
Global Franchise Group, Dunkin' Brands, Hyatt Hotels

Gregg Nettleton | President & COO Casual Dining Division
GBS Enterprises, Black Angus Steakhouses, IHOP

Doug Bostick | President Fazoli's
20+ years w/ Fazoli's, Wendy's, Dairy Queen

David Pear | President Round Table Pizza
Desert De Oro Foods, Del Taco, Yum! Brands, Domino's Pizza

Ron Roe | Senior Vice President of Finance
Fog Cutter Capital, Piper Jaffray

Donald J. Berchtold | Chief Concept Officer
20+ years w/ Fog Cutter Capital

Michael G. Chachula | Chief Information Officer
The Coffee Bean & Tea Leaf®, IHOP® Restaurants

Jeremy Theisen | Chief Growth Officer
PathSpot, SEVENROOMS, Punchh, Truaxis, Google

Board of Directors

Andrew A. Wiederhorn | Chairman
Founder of FAT Brands, Fog Cutter Capital, Wilshire Financial Services

Donald J. Berchtold | Director
20+ years w/ Fog Cutter Capital

Tyler Child | Director
JMP Securities LLC, Banc of America Securities LLC, Montgomery Securities

Lynne Collier | Director
ICR, Canaccord Genuity, Loop Capital

Mark Elenowitz | Director
Horizon Fintex, Upstream, Digital Offering, BANQ®

Kenneth R. Kepp | Director
Relentless Accountability, Maxwell Morgan, Turbine Engine Resources, Relational Funding Corp

Mason Wiederhorn | Director
10+ years w/ Fog Cutter Capital and Fatburger

Taylor Wiederhorn | Director
10+ years w/ Fog Cutter Capital and Fatburger

Thayer Wiederhorn | Director
10+ years w/ Fog Cutter Capital and Fatburger

Carmen Vidal | Director
15+ years w/ Fatburger

SUMMARY OF INVESTMENT HIGHLIGHTS



Global Restaurant Franchising Company



Asset-Light Business Model



Growth Driven by Organic Measures & Synergistic Acquisitions



Opportunities to Eliminate Overhead by Consolidating Brands onto FAT Platform



Proven History of Acquiring and Integrating Brands onto FAT Platform



Significant Management Team Depth and Expertise

APPENDIX



FAT BRANDS

DEFINITIONS

"EBITDA," a non-GAAP measure, defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP") and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted EBITDA," a non-GAAP measure, defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gain or losses, impairment charges, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Adjusted net loss," a non-GAAP measure, defined as net loss plus the impact of adjustments and the tax effects of such adjustments. Adjusted net loss is presented because we believe it helps convey supplemental information to investors regarding our performance, excluding the impact of special items that affect the comparability of results in past quarters to expected results in future quarters. Adjusted net loss as presented may not be comparable to other similarly titled measures of other companies, and our presentation of adjusted net loss should not be construed as an inference that our future results will be unaffected by excluded or unusual items. Our management uses this non-GAAP financial measure to analyze changes in our underlying business from quarter to quarter based on comparable financial results. Reconciliations of net loss attributable to FAT Brands Inc. presented in accordance with GAAP to EBITDA, adjusted EBITDA and adjusted net loss are set forth in the Appendix.

"Same-store sales growth" or "SSS" a non-GAAP measure, reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year.

"System-wide sales growth," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

EQUITY CAPITALIZATION [(1)]

	Ticker	Shares	Liquidation Preference	WAEP
Series B Preferred Stock:	NASDAQ: FATBP	7,387,787	$184,694,675	N/A
Common Stock: [(2)]	NASDAQ: FAT NASDAQ: FATBB	15,341,822 (Class A) 1,270,805 (Class B)	N/A	N/A
Options:	N/A	2,655,438	N/A	$10.21
Warrants:	NASDAQ: FATBW	1,567,210	N/A	$3.78

(1) As of March 26, 2023.
(2) Excludes 241,204 shares of Common Stock issuable upon conversion of a convertible subordinated promissory note issued to the sellers of Elevation Burger, which conversion right is exercisable at $12.00 per share and is subject to certain adjustments and restrictions

CONSOLIDATED STATEMENT OF OPERATIONS

FAT Brands Inc. Consolidated Statements of Operations

(In thousands)	Thirteen Weeks Ended March 26, 2023	Thirteen Weeks Ended March 27, 2022
Revenue		
Royalties	$ 22,485	$ 20,898
Restaurant sales	62,601	58,077
Advertising fees	9,351	9,361
Factory revenues	9,165	8,179
Franchise fees	802	714
Other revenue	1,287	174
Total revenue	105,691	97,403
Costs and expenses		
General and administrative expense	28,415	24,753
Cost of restaurant and factory revenues	59,087	54,799
Depreciation and amortization	7,116	6,561
Refranchising loss	159	548
Advertising fees	10,527	10,257
Total costs and expenses	105,304	96,918
Income from operations	387	485
Other (expense) income, net		
Interest expense	(25,090)	(19,027)
Interest expense related to preferred shares	(5,043)	(1,999)
Other income, net	156	1,310
Total other expense, net	(29,977)	(19,716)
Loss before income tax provision	(29,590)	(19,231)
Income tax provision	2,536	4,524
Net loss	$ (32,126)	$ (23,755)
Basic and diluted loss per common share	$ (1.95)	$ (1.45)
Basic and diluted weighted average shares outstanding	16,487,119	16,388,471
Cash dividends declared per common share	$ 0.14	$ 0.13

CONSOLIDATED EBITDA & ADJ. EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

(In thousands)	Thirteen Weeks Ended March 26, 2023	Thirteen Weeks Ended March 27, 2022
Net loss	$ (32,126)	$ (23,755)
Interest expense, net	30,133	21,026
Income tax provision	2,536	4,524
Depreciation and amortization	7,116	6,470
EBITDA	7,659	8,265
Bad debt expense	1,035	185
Share-based compensation expenses	1,095	2,112
Non-cash lease expenses	381	284
Acquisition costs	—	248
Refranchising loss	159	548
Litigation costs	7,744	2,956
Severance	—	526
Net loss related to advertising fund deficit	1,085	10
Pre-opening expenses	29	—
Adjusted EBITDA	$ 19,187	$ 15,134

ADJUSTED NET LOSS RECONCILIATION

FAT Brands Inc. Adjusted Net Loss Reconciliation

(In thousands, except share and per share data)	Thirteen Weeks Ended March 26, 2023	Thirteen Weeks Ended March 27, 2022
Net loss	$ (32,126)	$ (23,755)
Refranchising loss	159	548
Acquisition costs	—	248
Litigation costs	7,744	2,956
Severance	—	526
Tax adjustments, net (1)	677	1,006
Adjusted net loss	$ (23,546)	$ (18,471)
Loss per basic and diluted share	$ (1.95)	$ (1.45)
Adjusted loss per basic and diluted share	$ (1.43)	$ (1.13)
Weighted average basic and diluted shares outstanding	16,487,119	16,388,471

(1) Reflects the tax impact of the adjustments using the effective tax rate for the respective periods.

CONTACT

INVESTOR RELATIONS:

ICR
MICHELLE MICHALSKI
IR-FATBRANDS@ICRINC.COM
646-277-1224

MEDIA RELATIONS:

FAT BRANDS
ERIN MANDZIK
EMANDZIK@FATBRANDS.COM
860-212-6509